Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Safeguard Scientifics, Inc. (“Safeguard”) on Form 10-Q for the three months ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen T. Zarrilli, Acting Senior Vice President, Acting Chief Administrative Officer and Acting Chief Financial Officer of Safeguard, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Safeguard.

SAFEGUARD SCIENTIFICS, INC.

Date: May 9, 2007	STEPHEN T. ZARRILLI

Stephen T. Zarrilli
Acting Senior Vice President, Acting Chief Administrative Officer and Acting Chief Financial Officer

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